                                                                 Exhibit 10(i).9

                           MACC PRIVATE EQUITIES INC.
                         MORAMERICA CAPITAL CORPORATION
                        101 Second Street S.E., Suite 800
                            Cedar Rapids, Iowa 52401

                                September 1, 2007

                              SAFEKEEPING AGREEMENT
                            (Pursuant to Rule 17F-2)

Cedar Rapids Bank & Trust
500 1st Ave. NE,
Suite 100
Cedar Rapids, IA  52401

Ladies and Gentlemen:

     This letter will confirm our agreement  with respect to our  designation of
Cedar  Rapids  Bank &  Trust  (the  "Bank")  as the  safekeeping  agent  for the securities and similar  investments of MACC Private Equities Inc. and MorAmerica
Capital Corporation (the "Corporations").

     The Bank has been  duly  designated  and  appointed  by the  Boards  of the
Directors of the  Corporations  as the safekeeping  agent for the  Corporations'
securities and similar  investments  pursuant to the  Investment  Company Act of
1940 and the rules and  regulations of the  Securities  and Exchange  Commission thereunder.

     The  securities  and  similar  investments  of the  Corporations  shall  be deposited in the  safekeeping of, or in a vault or other  depository  maintained by, the Bank, and the securities and similar  investments so deposited  shall be physically  segregated  at all times from those of any other  persons,  firms or corporations.

     Any two of the following  officers (not to exceed five in number),  to wit, the President,  Vice President,  and Assistant Secretary of the Corporations are
authorized   and  permitted  to  have  access  to  the  securities  and  similar investments  so  deposited,  and such  access  to such  securities  and  similar investments  so  deposited  shall  be had  only by two or  more of such  persons jointly, one of which shall be an officer.

     Access to such securities and similar investments shall be permitted to the properly  authorized  officers  and  employees  of  the  Bank.  Access  to  such securities and similar  investments shall be permitted,  jointly with any two of the  above  designated  officers  of the  Corporations  or with any  officer  or employee of the Bank, to the Corporations' independent public accountant for the
purpose  of  the  examination  of  the  Corporations'   securities  and  similar
investments required by the rules and regulations of the Securities and Exchange
Commission.

     Such  securities and similar  investments  shall at all times be subject to inspection by the  Securities  and Exchange  Commission  through its  authorized employees  or agents,  accompanied,  unless  otherwise  directed by order of the
Commission,  by one or more of the designated  officers of the Corporations,  or one or more of the officers or employees of the Bank.

     Each person when depositing  such securities or similar  investments in, or withdrawing  them from, the Bank, or when ordering their  withdrawal or delivery from the safekeeping of the Bank,  shall sign a notation in duplicate in respect to such  deposit,  withdrawal or order which shall show (1) the date and time of  deposit,  withdrawal  or order,  (2) the  title  and  amount of the securities  or  similar  investments  deposited,  withdrawn  or  ordered  to  be withdrawn,  and an identification  thereof by a certificate number or otherwise,
(3)  the  manner  of  acquisition  of  the  securities  or  similar  investments deposited,  or the purpose for which they have been  withdrawn  or ordered to be withdrawn and (4) if withdrawn  and  delivered to any other person,  the name of such person.  A copy of such notation shall be transmitted  promptly by the Bank to the  Chairman  of the  Audit  Committee  of the  Boards of  Directors  of the
Corporations.  Such notation  shall be on  serially-numbered  forms and shall be preserved for at least one year.

     Such  securities  and  similar  investments  shall be  verified by complete
examination  of  an  independent   public  accountant  to  be  retained  by  the
Corporations at least three times during each fiscal year, at least two of which times  shall be  chosen  by the said  accountant  without  prior  notice  to the
Corporations.

     The Secretary and the President of the Corporations, and each of them, have
been   authorized  and  directed  to  certify  to  the  Bank  that   resolutions
incorporating  the terms of this agreement,  copies of which are attached,  have been duly  adopted,  and do further  certify the names and specimen  signatures, copies of which are  attached,  of the officers of the  Corporations  designated above.

     The  Corporations  undertake  to notify the Bank of any change in the names and signatures of the officers of the Corporations designated above.

     Your  consideration  for the above  services shall be $500 per year paid in advance.

     Nothing  in this  Safekeeping  Agreement  shall be  construed  to affect or restrict  a  security  interest  in or pledge of these  securities  and  similar investments, if any, granted by other collateral documents.

     If the above correctly states our  understanding  and agreement,  would you kindly indicate your acceptance  thereof by signing the name of the Bank, by its duly authorized  officer, in the space provided below, and return a copy of this agreement to the Corporations.

Very truly yours,

MACC PRIVATE EQUITIES INC.              MORAMERICA CAPITAL CORPORATION

By:  /s/ David R. Schroder              By:  /s/ David R. Schroder
   ---------------------------------       ---------------------------------
     David R. Schroder                       David R. Schroder
     President                               President

CEDAR RAPIDS BANK & TRUST

By:  /s/ Dana L. Nichols
   ---------------------------------
Name:   Dana L. Nichols
Title:  Senior Vice President

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